
ESSEX
PROPERTY TRUST, INC.

2013 Investor Day

November 12, 2013

San Francisco, CA

FORWARD LOOKING STATEMENTS

SAFE HARBOR STATEMENT UNDER THE PRIVATE LITIGATION REFORM ACT OF 1995:

This presentation by Essex Property Trust, Inc. (the "Company") includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include statements regarding future trends and "market drivers" in our market locations, our future operations, financial strategy and projections for 2013, anticipated development completion dates and costs, opportunities provided by the economic downturn or by distressed properties, and future capital needs and capital availability. The Company's actual results may differ materially from those projected in such forward-looking statements.

Factors that might cause such a difference include, but are not limited to, changes in market demand for rental units and the impact of competition and competitive pricing, changes in economic conditions, unexpected delays in the development and stabilization of development and redevelopment projects, unexpected difficulties in leasing of development and redevelopment projects, total costs of renovation and development investments exceeding our projections and other risks detailed in the Company's filings with the Securities and Exchange Commission (SEC). All forward-looking statements are made as of today, and the Company assumes no obligation to update this information. For more details relating to risk and uncertainties that could cause actual results to differ materially from those anticipated in our forward-looking statements, and risks to our business in general, please refer to our SEC filings, including our most recent report on Form 10-K for the year ended December 31, 2012.

AGENDA

COMPANY PRESENTATIONS

PRESENTERS

- Business Overview .... Michael Schall
  President & Chief Executive Officer
- Development .... John Eudy
  Executive Vice President, Development
- Condo Optionality & Value Add .... John Burkart
  Executive Vice President, Asset Management
- Guest Speaker .... Enrico Moretti
  Author of The New Geography of Jobs
- Economic Outlook .... Angela Kleiman
  First Vice President, Portfolio Management
- Finance .... Michael Dance
  Executive Vice President, Chief Financial Officer

Lunch Break
Property Tour Begins at 1:15 PM

ESSEX
PROPERTY TRUST, INC.



BUSINESS OVERVIEW

Michael Schall

President and Chief Executive Officer

Superior Total Return Since IPO



Total Return Since IPO
2500%
2000%
1500%
1000%
500%
0%
2355%
667%
673%
Essex Property Trust
Multifamily REIT Average
REIT Average

ESSEX PROPERTY TRUST, INC.

Source: SNL Financial
Total return from June 30, 1994 through October 31, 2013

A Decade of Disciplined Execution


10 Year Annual Outperformance Relative to Peer Group
12%
10%
8%
6%
4%
2%
0%
-2%
3.7%
3.2%
6.2%
2.8%
4.5%
-0.9%
10.9%
7.7%
Same-Property NOI Growth (1)
Core FFO/sh (1)
Dividend Growth (2)
NAV Growth (3)
ESS
Peer Average

Source: SNL Financial, Green Street Advisors

Peer average is a straight average of 10 Multifamily REITs

(1) Through 2013 midpoint of guidance range as of 6/30/13

(2) Includes 2013 announced annual dividend rate as of 6/30/13

(3) Through September 30, 2013

ESSEX PROPERTY TRUST, INC.

Highlights Since Great Recession



Cumulative Total Return
(October '09 – October '13)
140%
120%
100%
80%
Capital Allocation
Market Timing Opportunities
Portfolio Management
VALUE ADD
ESS
Peer Average

ESSEX PROPERTY TRUST, INC.

Source: SNL Financial
Peer Average total return is a straight average of 10 multifamily REITs

Capital Allocation

Rebalanced Portfolio In High-Quality Locations…

% Change in Portfolio Revenues by Region



Δ 0%
Δ +8%
Δ -8%

% of Portfolio Revenues			
Region	**2009**	**2015E***	**Diff.**
S. CA	51%	43%	(8%)
N. CA	32%	40%	8%
Seattle	17%	17%	0%
Total	100%	100%	0%

ESSEX PROPERTY TRUST, INC.

Source: ESS

Map represents % of total portfolio multifamily revenues by market including joint ventures at pro rata share

* Pro forma for the lease up of developments under construction as of 9/30/13, including joint ventures at pro rata share

Market Timing Opportunities

Capitalized on Great Recession



Total Investments (1)
Total Investment (in 000's)
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$(200,000)
$(400,000)
$(600,000)
Economic Recovery Begins
2008
2009
2010
2011
2012
2013
Acquisitions
Development Starts
Dispositions

ESSEX PROPERTY TRUST, INC.

Source: ESS

(1) Represents total investments not at pro rata share

Portfolio Management

…With Higher Rent Growth

Rent Growth and % Change in Market Allocation Since Trough (1)



60%
45%
30%
15%
0%
-15%
-30%
Rent Growth Since Trough
6%
4%
2%
0%
-2%
-4%
% Change in Market Allocation as of Q3' 13
San Jose
Seattle
San Francisco
Oakland
Los Angeles
Orange County
Ventura
San Diego
Rent Growth Since Trough
% Change in Market Allocation

Source: ESS

(1) From 4Q'09 through 3Q'13

Management Value Added (MVA)

June 2006 – June 2013


MVA = NAV Growth - Levered Property Appreciation
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
16%
10%
10%
5%
4%
-4%
-9%
-9%
-9%
-19%
-21%
ESS
EQR
AVB
MAA
HME
UDR
AIV
PPS
CPT
BRE
AEC

ESSEX PROPERTY TRUST, INC.

Source: Green Street Advisors

Why West Coast Multifamily?



High Median Home Prices Restricts Homeownership
$500,000
$400,000
$300,000
$200,000
$100,000
$0
ESS Markets
U.S.
Higher Household Incomes
$80,000
$60,000
$40,000
$20,000
$0
ESS Markets
U.S.
Supply Constrained Markets (1)
1.2%
0.8%
0.4%
0.0%
ESS Markets
U.S.

Source: National Association of Realtors, EASI, U.S. Census, Eocnomy.com
(1) Total Supply as a % of total stock from 2003-2012

Where is the West Coast in The Cycle?

ESS Markets:* Cumulative Rent Growth



9 years
5 years
4 years
140%
120%
100%
80%
60%
40%
20%
0%
-20%
Cumulative Rent Growth
1990
1993
1996
1999
2002
2005
2008
2011
2014E
2017E

ESSEX PROPERTY TRUST, INC.

Source: Axiometrics, ESS

* Weighted by % of ESS Revenues

Durations of Financial Recessions

Where We Are Today

Expansionary Periods Post Major Financial Recessions is on Average 8.9 Years


60%
50%
40%
30%
20%
10%
0%
Cumulative Real GDP Growth
1960-1961
1990-1991
1981-1982
2007-2009
0
1
2
3
4
5
6
7
8
9
10
Post Trough Expansion (years)

Strategic Focus

2014-2016

STRATEGIC FOCUS	OBJECTIVE
Company Size	• Target $8 -$11 Billion Total Capitalization
Dispositions	• Dispositions to Increase in Latter Stages of Cycle • Prop 13 is a Material Consideration
Investments	• Consolidated Portfolio: – Preference Value Add Redevelopment – Highest Growth Submarkets • Co-Investment Portfolio: – Alternative Source of Capital
Operations	• Re-Organize Given Substantial Growth

ESSEX
PROPERTY TRUST, INC.

Key Mid-Term Growth Drivers

1. Strong Markets with Above-Average Growth Prospects
2. Development Value Creation in Current Pipeline
3. Embedded Value Creation Through Redevelopment of Existing Portfolio
4. Monitor & Capitalize on Condo Optionality

↓

Strong NAV & Core FFO per Share Growth

ESSEX PROPERTY TRUST, INC.





DEVELOPMENT OVERVIEW





John Eudy

Executive Vice President Development

Development Track Record

- Developed over $2.8B apartments since IPO in '94 (1)
  - 42 properties
  - +9,400 units
- Tenured staff:
  - Five VP's in Development average 15 years with the company, and 20+ years Development experience
  - Consistent track record of delivering on Time, on Budget, on Quality for over 20 years
  - Proven ability to produce high-quality, industry-leading, tenant-desired apartment communities

ESSEX PROPERTY TRUST, INC.

(1) Represents the total amount developed by the Company; not at pro rata share of cost.

Development Mission

- Provide accretive shareholder returns with a minimum cap rate 25% greater than acquisition cap rates
- Execution of Business Plan: - On Time
  - On Budget
  - On Quality
- Focus on urban, transit-oriented, high walk score, employment-core locations only

Development Platform

- Approach to a Complicated Business:
  - Essex, an investor first and developer second
  - Developing keeps our inventory competitive and lowers the average portfolio age
  - We approach each market to the specifics of the locale, political climate, and nuances of each deal
  - Manage the development planning, design, and operating efficiency from an owner/operator perspective
  - Competitively engage the best and brightest, with cutting edge design and engineering consultants in each market
  - We don't act as our own General Contractor; for a reason…

ESSEX
PROPERTY TRUST, INC.

Development Process

Deal Making	Construction Execution	Stabilization
"Go/No Go" Minimal Capital at Risk	Close on Shovel Ready, Fully Entitled Land Hire General Contractor and Start Construction Guaranteed Hard Cost Contract in Place (GMAX)	Lease Up
Months/Years	18-24 Months	6-12 Months

~ 3 Years

ESSEX
PROPERTY TRUST, INC.

Development Commitments Per Year

Committed to Over $1.5 Billion of Developments Since 2010


$700
$600
$500
$400
$300
$200
$100
$0
2010
2011
2012
2013
2014E
2015E

ESSEX
PROPERTY TRUST, INC.

Source: ESS

Via

Sunnyvale, CA



621
LEASING CENTER

- 2012 National Association of Home Builders, Multifamily, Pillars of the Industry, Finalist
- 2012 Pacific Coast Builders Conference, Gold Nugget, Grand Award
- 2012 California Build It Green Certified

Gold Nugget® AWARDS

Build It GREEN™ Smart Solutions from the Ground Up

PILLARS of the INDUSTRY Awards

Expo

Seattle, WA

- 2013 National Association of Home Builders, Multifamily, Pillars of the Industry, Finalist
- 2013 Pacific Coast Builders Conference, Gold Nugget, Award of Merit
- 2013 LEED Gold Certified



expo

ESSEX PROPERTY TRUST, INC.

Epic

San Jose, CA



Completed Phase I Q3 2013

ESSEX PROPERTY TRUST, INC.

Connolly Station

Dublin, CA



Completed Q4 2013

ESSEX
PROPERTY TRUST, INC.

Development Shadow Pipeline

Expect an average commitment of $250+ million annually

Known Starts:

- Summer 2015 start, completed Summer 2017
  - Essex Hollywood, 196 units
    Sunset Boulevard, Hollywood, CA
- Spring 2016 start, completed Summer 2018
  - Essex Gateway Santa Clara, 485 units
    Santa Clara, CA

Essex Hollywood

Hollywood, CA



- Currently 100% leased to Nickelodeon Studios (Viacom) expires June 2015
- Retain existing building Nickelodeon occupies
- Develop 195 Apartment/Condominiums on remaining 1.25 acres (existing parking lot)
- Start, Summer 2015



ESSEX
PROPERTY TRUST, INC.

Essex Gateway

Santa Clara, CA



- Currently 100% leased, all leases expire December 2015
- Develop 485 Residential Units
- Start, Spring 2016



ESSEX
PROPERTY TRUST, INC.

Sustainable Development

Essex is committed to the goal of minimizing the carbon footprint of the communities it develops, and evaluates the various alternatives of Green design with the goal to maximize the efficiency of the buildings, and minimize the energy usage to the extent economically feasible.



"It is our actions today that determine the world of tomorrow.

The results of those actions will directly affect the world that our children will inherit."

Architecture/Design Awards

ESS has Received 30+ Awards for Excellence in Design

Year	Award Sponsor	Development Project	Award
2013	National Association of Home Builders, Multifamily	Expo, Seattle, WA	Pillars of the Industry, Finalist
2013	Pacific Coast Builders Conference	Expo, Seattle, WA	Gold Nugget, Award of Merit
2013	Pacific Coast Builders Conference	Mosso I & II., San Francisco, WA	Gold Nugget, Award of Merit
2012	National Association of Home Builders, Multifamily	Via, Sunnyvale, CA	Pillars of the Industry, Finalist
2012	Pacific Coast Builders Conference	Via, Sunnyvale, CA	Gold Nugget, Grand Award
2012	Pacific Coast Builders Conference	Via, Sunnyvale, CA	Gold Nugget, Award of Merit
2011	Pacific Coast Builders Conference	Fourth and U	Gold Nugget, Award of Merit
2011	Associated General Contractors of Washington	Joule, Seattle, WA	Build Washington Category Award
2010	Pacific Coast Builders Conference	Fourth and U	Gold Nugget, Award of Merit
2010	National Association of Home Builders, Multifamily	Eastlake 2851 Seattle, WA	Pillars of the Industry, Finalist
2010	National Association of Home Builders, Multifamily	The Grand Oakland, CA	Pillars of the Industry, Finalist
2010	Builders Magazine	Eastlake 2851 Seattle, WA	Builder's Choice, Award of Merit
2010	Pacific Coast Builders Conference	Joule, Seattle, WA	Gold Nugget, Award of Merit
2010	Pacific Coast Builders Conference	Belmont Station, Los Angles, CA	Gold Nugget, Award of Merit
2010	Pacific Coast Builders Conference	Via, Sunnyvale, CA	Gold Nugget, Award of Merit
2010	Pacific Coast Builders Conference	Belmont Station, Los Angles, CA	Gold Nugget, Award of Merit
2009	Pacific Coast Builders Conference	Joule, Seattle, WA	Gold Nugget, Grand Award
2009	Pacific Coast Builders Conference	Eastlake 2851 Seattle, WA	Gold Nugget, Grand Award
2009	Pacific Coast Builders Conference	The Grand Oakland, CA	Gold Nugget, Award of Merit
2005	East Bay Business Times	The Essex on Lake Merit Oakland, CA	Deal of the Year
2004	San Francisco Business Times	The Essex on Lake Merit Oakland, CA	Deal of the Year
2004	San Francisco Business Times	San Marcos Apartment Homes Richmond, CA	Deal of the Year
2003	National Association of Home Builders, Multifamily	The Essex on Lake Merit Oakland, CA	Pillars of the Industry, Grand Award
2002	San Francisco Business Times	The Essex on Lake Merit Oakland, CA	Deal of the Year
2002	Pacific Coast Builders Conference	The Essex on Lake Merit Oakland, CA	Gold Nugget, Grand Award
2001	National Association of Home Builders, Multifamily	Tierra Vista Oxnard, CA	Pillars of the Industry, Finalist
2001	National Association of Home Builders, Multifamily	Tierra Vista Oxnard, CA	Pillars of the Industry, Grand Award
2000	San Francisco Business Times Journal	The Essex on Lake Merit Oakland, CA	Deal of the Year
2000	Pacific Coast Builders Conference	Mirabella Apartments Marina Del Rey, CA	Gold Nugget, Award of Merit
1999	San Francisco Business Times Journal	The Essex on Lake Merit Oakland, CA	Deal of the Year
1999	Pacific Coast Builders Conference	Fountain Court Seattle, WA	Gold Nugget, Award of Merit

ESSEX PROPERTY TRUST, INC.

Case Study of Mosso I and II

Location: South of Market in San Francisco
Units: 463 units in two 9 story buildings
Total Cost: $250 million
ESS Ownership: 55%
Est. Stabilized Yield: 6.5%
Est. Value Creation: $85 million[1]



2011-2012	June 2012	Spring 2014	Summer 2014	Winter 2014
Due Diligence	Closed on Land, Started Construction, JV Agreement Executed, GMAX Contract	Initial Occupancy of Phase I	Initial Occupancy of Phase II	Ph. I and II Stabilized

ESSEX
PROPERTY TRUST, INC.

(1) At pro rata share. Based on estimated fair market value at time of stabilization by year-end 2014

Aerial View of SoMa



The Westin Hotel
Financial District
Four Seasons
Yerba Buena Center for the Arts
Westfield Shopping Center
Moscone Center South
Moscone Center West
Intercontinental Hotel
Tech Shops SF (Entrepreneurial Facility)
Renaissance Entrepreneur Center
MOSSO I & MOSSO II

ESSEX PROPERTY TRUST, INC.

Why SoMa?



San Francisco Stats:

- 2.5% Job Growth[1]
- 1.6 million sq. ft. of office net absorption (YTD through Oct.)
- 2.5 million sq. ft. of office under construction
- Median Home Price: $820,000
- Transbay Terminal Site - "Grand Central" Station of the West Coast
- Central Subway Project – extend light rail 1.7 miles in SoMa

SoMa Multifamily Stats:

- 4.2% CAGR last 10 years
- 4.2% projected CAGR ('14-'17)

ESSEX PROPERTY TRUST, INC.

Source: Axiometrics, CoStar, BLS, EASI, CLR, DQ News

1. Trailing 6 months as of August 2013





CONDO OPTIONALITY & VALUE ADD





John Burkart

Executive Vice President Asset Management

Unlocking the Embedded Value

- Condo Optionality
- Value Add Opportunities
  - Renovations
    - Full Renovations
    - Unit Turns
  - Re-Amenitization
  - Other Unique Opportunities – In-Unit Laundry, Expanding Yards, Carports/Garages, Storage, Roof-Top Decks, Etc.

ESSEX
PROPERTY TRUST, INC.

Essex's Condo Portfolio

Essex Skyline, Santa Ana, CA



ESSEX
PROPERTY TRUST, INC.

Condo Portfolio


ANAVIA
Anavia, Anaheim, CA

Northern California Units	3,200
Southern California Units	3,100
Total	**6,300**

ESSEX PROPERTY TRUST, INC.

Rising Home Prices


Axis 2300, Irvine, CA


Year-Over Year % Change in Median Home Prices vs. Rent Growth
Third Quarter 2013
40%
30%
20%
10%
0%
YOY % Increase in Home Prices
YOY % Rent Increase
Alameda County
Contra Costa County
Los Angeles County
Orange County
San Diego County
Ventura County
Santa Clara County
San Francisco MSA
Seattle

ESSEX PROPERTY TRUST, INC.

Source: DQ News, ESS
Rent growth is for ESS same-property portfolio as of 9/30/13

Unique Value of CA Condo Assets

- Cities Generally Require Condo Decision Prior to Development of Asset
- At Peak Condo Values – Mapped Apartment Complexes Generally are Valued at about:
  - 100 Basis Points below the Apartment Cap Rate

    OR
  - $100,000 Per Unit over Apartment Values to a Converter


Allegro, Los Angeles, CA

ESSEX PROPERTY TRUST, INC.

Embedded Condo Value

6,300 Units X $50,000 to $100,000 per unit

= $315 to $630 million



Bennett Lofts, San Francisco, CA

ESSEX
PROPERTY TRUST, INC.


Centrepointe, San Diego, CA
Before

Internal Growth Opportunities


Centrepointe, San Diego, CA
After

The Pointe, Cupertino, CA


THE POINTE
AT CUPERTINO

After

Highridge, Rancho Palos Verdes, CA


After

Internal Growth

Investing in the Portfolio

Value Add Process: Then and Now

Prior Process	Current Process
• Identify Best Opportunities • Execute Accordingly	• Identify All Opportunities • Prioritize • Methodically Execute • Complete Exterior Upgrades • Complete Unit Turns Via Natural Turnover

ESSEX PROPERTY TRUST, INC.

Unlocking the Embedded Value

Portfolio Value Add Initiatives

- Renovations
  - Unit Turns and Full Renovations
- In Unit Laundry
- Re-Amenitization and Other Unique Opportunities
- Expanding Yards, Carports/Garages, Storage, Juliet Balconies, etc.

ESSEX PROPERTY TRUST, INC.



Before



After



Before


After


Small Patio
Area
6186
Bedroom
Window


6516
Expanded Yard with Private Bedroom Window

Embedded Value Creation

- Value Creation from Redevelopment expected to be $312 million

	Units	Monthly Rental Value	Annual Revenue (mm)	Change in Real Estate Value (mm)	Cost Per Unit	Redev. Cost (mm)	Net Value Creation (mm)
Unit Turns	7,000	$225	$18.9	$378.0	$22,000	$154.0	$224.0
Laundry	6,200	$68	$5.1	$101.2	$10,500	$65.1	$36.1
Re-Amenitize, Etc.	9,000	$25	$2.7	$54.0	$2,100	$18.5	$35.6
Yards	2,100	$50	$1.3	$25.2	$4,000	$8.4	$16.8
Total			**$28.0**	**$558.4**		**$246.0**	**$312.5**

ESSEX PROPERTY TRUST, INC.

Embedded Value Summary





Condo Optionality	$315 to $630 million
Value Add	$312 million
Total	**$627 to $ 942 million**

ESSEX PROPERTY TRUST, INC.



ECONOMIC OUTLOOK

Angela Kleiman

First Vice President Portfolio Management

Key Focus of Research

Fundamental Analysis → **Forecasting & Modeling** → **Submarket (30+) Allocation Strategy**

Macro Economic Data

- GDP, MSA employment
- Demographic trends

Local Research

- Infrastructure/Gov't plans
- Employment hubs
- Supply pipeline detail

Internal Database

- Reconcile with real time extensive operating data
- Rent/income relationship
- Long term occupancy
- Lifestyle/walkability
- Supply/demand relationship

ESSEX
PROPERTY TRUST, INC.

West Coast Significance

Rank	State	2012 GDP	% Total
	United States	15,566,077	
1	**California**	**2,003,479**	**13%**
2	Texas	1,397,369	9%
3	New York	1,205,930	8%
4	New England	829,745	5%
5	Florida	777,164	5%
6	Illinois	695,238	4%
7	Pennsylvania	600,897	4%
8	Ohio	509,393	3%
9	New Jersey	508,003	3%
10	North Carolina	455,973	3%
11	Virginia	445,876	3%
12	Georgia	433,569	3%
13	Massachusetts	403,823	3%
14	Michigan	400,504	3%
15	**Washington**	**375,730**	**2%**

15% of Total U.S. GDP

ESSEX PROPERTY TRUST, INC.

Source: Bureau of Labor Statistics, Economy.com, ESS

Essex West Coast vs. U.S. Economy

Favorable Demographics
- Higher Incomes
- Higher Percentage of Educated 25-34 year olds

Diverse Demand Drivers
- Highest GDP in the U.S.
- Job Growth Outpaces the U.S.
- Centers of Innovation, Driver of Job Creation

Low Supply
- Long Term at Below 1% of Total Supply
- High Cost of Home Ownership

ESSEX PROPERTY TRUST, INC.

Source: ESS

Favorable Demographics

More Educated Key Renter Cohort…



25-34 years old with Bachelor's Degree or Higher
60%
40%
20%
0%
35%
42%
44%
50%
U.S. 32%
S. CA
ESS Portfolio
Seattle
N. CA

ESSEX PROPERTY TRUST, INC.

Source: Bureau of Labor Statistics, Economy.com, ESS

Favorable Demographics

… And Higher Wages in all Industries



Essex Market % Premium in Wages to U.S.
60%
50%
40%
30%
20%
10%
0%
Trade, Transportation, Utilities
Government
Education & Health
Leisure & Hospitality
Construction
Professional Services
Manufacturing
Financial/Information

ESSEX PROPERTY TRUST, INC.

Source: Bureau of Labor Statistics, Economy.com, ESS

Favorable Demographics

Significant Income Premium


Essex Median Income 37% Higher than U.S.
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
17%
33%
37%
59%
U.S.
S. CA
Seattle
ESS Porfolio
N. Cal

ESSEX PROPERTY TRUST, INC.

Source: Bureau of Labor Statistics, ESS

Strong Demand Drivers


Job Growth in ESS Markets Outpaces U.S. Average
4.0%
3.0%
2.0%
1.0%
0.0%
2010
2011
2012
2013E
2014E
Seattle
N. CA
S. CA
U.S.

Source: Bureau of Labor Statistics, ESS

Strong Demand Drivers

Northern Region: Innovation Centers

Venture Capital Spending Key Driver of Job Growth


Essex Markets 51% $13.0B
Rest of U.S. 49% $12.3B

% of Total for ESS Markets

Silicon Valley 39% LA/OC 6%

San Diego 3% Seattle 3%

ESSEX PROPERTY TRUST, INC.

Source: PWC MoneyTree Report

Strong Demand Drivers

Northern Region: Innovation Centers



27% of Total U.S. Patents are in ESS Markets
30%
25%
20%
15%
10%
5%
0%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Seattle MD
Northern California*
Southern California*

Source: U.S. Patent and Trademark Office, U.S Census, and Rosen Consulting

* Northern CA includes San Francisco MD, Oakland MD, and San Jose MSA and Southern CA includes Los Angeles MD, Orange County MD, San Diego MSA and Ventura MSA

ESSEX PROPERTY TRUST, INC.

Strong Demand Drivers

Cluster Effect Example

Essex Properties in Northern California


Essex Property

Walmart.com

Ultimate Low Cost Provider Needs a Presence in the Bay Area to Recruit Talent

- Opened headquarters in the Bay Area in 2010 with 1,000 employees
- Expanded to 1,500 employees today
- Average salary: $120,000
- Planning to open second office

ESSEX PROPERTY TRUST, INC.

Source: ESS

Strong Demand Drivers

Southern California: Large Diversified Economy


LA/OC vs. U.S. Jobs by Industry
20%
15%
10%
5%
0%
Mining and Logging
Other Services
Construction
Information
Financial Activities
Manufacturing
Leisure and Hospitality
Government
Education and Health Services
Professional and Business Services
Trade, Transportation, and Utilities
LA/OC
U.S.

ESSEX PROPERTY TRUST, INC.

Source: Bureau of Labor Statistics, ESS

Southern California Supply

Expected Housing Shortage



2014E-2016E Jobs to Supply Imbalance
300
200
100
0
Estimated No. of Jobs Created & Total Units Delivered
Los Angeles
Orange County
San Diego
No. of New Jobs
Total New Supply

ESSEX PROPERTY TRUST, INC.

Source: Economy.com, Axiometrics
Supply represents both multifamily and single family supply

Low Supply

Historically Low Supply in ESS Markets

Supply as a % of Stock Remained Low in ESS Markets During the 2005 Peak



Total Supply as a % of Total Stock
6%
4%
2%
0%
2005: Other Markets
2005: ESS Markets
ESS Long Term Supply
Las Vegas
Orlando
Phoenix
Atlanta
Austin
Houston
Miami/Ft…
Dallas-Ft. Worth
Denver
Wash D.C. PMSA
Seattle
San Diego
Chicago
Oakland
ESS Weighted.
Ventura
Orange County
San Jose
Boston
Los Angeles
New York PMSA
San Francisco

ESSEX PROPERTY TRUST, INC.

Source: U.S. Census, Axiometrics

Low Supply

2014 Supply Outlook

MSA	MF Units	SF Units	Total	% of Stock
Seattle	8,500	6,500	15,000	1.3%
San Francisco	4,500	525	5,025	0.7%
San Jose	4,300	1,800	6,100	0.9%
Los Angeles	9,000	3,300	12,300	0.4%
Orange County	3,250	3,500	6,750	0.6%
San Diego	2,500	2,500	5,000	0.4%
Essex Portfolio Wtd. Avg.				**0.7%**

ESSEX PROPERTY TRUST, INC.

Source: U.S. Census, ESS

Low Supply

2014 Jobs Needed to Cover Supply



Minimal Job Growth Needed to Cover Supply
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Seattle
San Francisco
San Jose
Los Angeles
Orange County
San Diego
Est. Job Growth Needed to Cover Supply
Projected Job Growth

Source: U.S. Census, ESS

Supply/Demand Outlook

2014-2016 Forecast



New Household Formation to Total New Supply
(2 new jobs = 1 new household*)
Core Essex Markets
Other Markets
Essex Portfolio
U.S.
San Francisco
San Jose
ESS Los Angeles Submarket
Orange County
New York
Essex Portfolio*
Ventura
San Diego
DC
Seattle
Oakland
Boston
Nassau-Suffolk
Denver
Baltimore
U.S.
Inland Empire
Phoenix
Houston
Miami
Dallas
Atlanta
$800
$700
$600
$500
$400
$300
$200
$100
$0
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
Median Single Family Home Price (in 000s, NAR, Dataquick, & Moody's)
Ratio of New Home Demand to Total New Supply (2014F-2016F)

Source: Economy.com, Axiometrics, U.S. Census and BLS

*New household formation based on a ratio of 2 jobs needed to create one household. Total new supply based on total prior year single & multifamily permits per Axiometrics.

** Essex Portfolio weighted by % of Revenue

ESSEX PROPERTY TRUST, INC.

Current Apartment Affordability

Median Rent as % of Median Household Income is At or Below the Long Term Average in Most ESS Markets


35%
33%
31%
29%
27%
25%
23%
21%
19%
17%
15%
Seattle
San Francisco
Oakland
San Jose
Ventura
Los Angeles
Orange County
San Diego
2000 Peak
Long Term Avg. (1990-2012)
2013E

ESSEX PROPERTY TRUST, INC.

Source: U.S. Census, Axiometrics, EASI , Rosen Consulting Group

Rent Growth Outlook

Rent Growth in ESS Markets is Expected to Exceed the U.S. and Top 20 MSA's [1] through 2016



30%
20%
10%
0%
-10%
2008
2009
2010
2011
2012
2013
2014
2015
2016
Essex Markets
3.5% CAGR (Q3'13 - 2016)
3.0% CAGR
2.7% CAGR
ESS
Top 20 MSA's
U.S.

ESSEX PROPERTY TRUST, INC.

Source: Axiometrics Derived Rents (Actual 3Q 2008-2Q 2013; Forecast 3Q 2013-4Q 2016)

(1) Top 20 MSAs excludes Essex markets but includes the other major metros in the U.S.

3-Year Outlook

Macro Economic Assumptions

	2013E (Midpoint)	Annual Growth ('14E-'16E)
U.S. GDP Growth	2.3%	2.8%
U.S. Job Growth	1.6%	1.9%
ESS Job Growth (1)	1.8%	2.1%
ESS Market Rent Growth (1)	6.0%	4.0-6.0%
Total Supply as a % of Stock (1)	0.5%	0.5-0.7%

ESSEX PROPERTY TRUST, INC.

Source: ESS

(1) Weighted average for Essex markets.





FINANCE OVERVIEW





Michael Dance

Executive Vice President and Chief Financial Officer

Integrated Balance Sheet Principles



Match Fund Investments
Access a Variety of Capital Sources
Manage Financial Flexibility

ESSEX PROPERTY TRUST, INC.

Capital Allocation Process

Integrate the Investing and Financing Decisions to Create Shareholder Value



Investing Decision
Capital Sources
Value Creation
Net Asset Value/share
Cash Flow/share
Improve Growth Rate of Portfolio

ESSEX PROPERTY TRUST, INC.

Unsecured Debt Progress


Secured Debt to Undepreciated Book Value
50%
40%
30%
20%
10%
0%
24%
<20%
2010
2011
2012
2013E
Long Term Target


Unencumbered NOI to Total NOI
70%
60%
50%
40%
30%
58%
+60%
2010
2011
2012
2013E
Long Term Target


Debt to Adjusted EBITDA
10.0
9.0
8.0
7.0
6.0
5.0
6.9x
<6.0x
2010
2011
2012
2013E
Long Term Target

ESSEX PROPERTY TRUST, INC.

3-Year Outlook

	2013E (Midpoint)	Annual Growth ('14E-'16E)
Same-Property Revenue Growth	6.0%	4.0-6.0%
Same-Property Expense Growth	3.5%	2.5-3.5%
Same-Property NOI Growth	7.2%	5.0-7.0%
Transactions/Capital Market Activity		
(At pro rata share)	(in millions)	(in millions)
Acquisition	$286	$300-$400
Dispositions	$115	$100-$200
Development Investment	$168	$100-$200
Redevelopment Investment	$45	$90-$130
Debt Maturities	$89	$125-$175
Annual Core FFO Growth	***11.3%***	***7.0-10.0%***
Dividend		3.0%
Annual Total Return to Shareholders		***10.0-13.0%***
2016 Estimated Core FFO per diluted share		***$9.70***

ESSEX
PROPERTY TRUST, INC.

Development Pipeline Value Creation

Development Stabilizations[1]	Gross BV at Pro Rata Share	Gross Stabilized Value	Gross Value Created	Value Creation per Share	Profit Margin
2013-2015	$686	$1,070	$384	**$9.60**	56%

Future Pipeline	
Annual Development Starts	$200M
Expected Profit Margin	30%
Annual Value Creation	$60M
Platform Value	$240M
Value/Share	**$6.00**

ESSEX PROPERTY TRUST, INC.

(1) All values at pro rata share. 2013-2015 are estimated value creation based on expected stabilized NOI valued at today's cap rates.

NAV Impact 2014E-2016E


$70
$60
$50
$40
$30
$20
$10
$0
Total = +$60 per share
Condo Optionality
Redevelopment Value
Development Platform
Development Value Creation (2)
NOI Growth (1)

ESSEX PROPERTY TRUST, INC.

(1) Same-property NOI growth from '14-'16 capped at approximately a 5% cap rate.
(2) Reflects estimated value creation of the properties under construction as of 9/30/13.


QUESTIONS